Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                            As of January 31, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $    140,257
  Accounts Receivable (from Form 2-E)                    11,422
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                       222,834
    Retainage                                           93,323
    Prepaid and Other                                   37,894
                                                  ------------
        Total Current Assets                                       $    505,730
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                     (787,546)

        Net Fixed Assets                                                431,391
                                                                   ------------

Other Long Term Assets:
  License                                               14,000
                                                  ------------
        TOTAL ASSETS                                                    951,121
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     215,709
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         19,042
  Accrued interest                                       1,800
  Other:
    Accrued Expense                                    314,106
                                                  ------------

        Total Post Petition Liabilities                            $    557,357
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         322,637
  Unsecured Debt                                     9,177,093
                                                  ------------
        Total Pre-Petition Liabilities                                9,660,719
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,218,076
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (446,761)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,266,955)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    951,121
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                  For Period January 1 to January 31, 2004


Gross Operating Revenue                           $    188,216
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    188,216

Cost of Goods Sold                                                       23,100
                                                                   ------------

        Gross Profit                                                    165,116
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    98,910
  Rents and Leases                                       6,700
  Payroll Taxes (Employer)                               8,865
  Other:
    Health Insurance                                     9,098
    Fees/Licenses                                       20,000
    G & A                                               21,507
                                                  ------------

        Total Operating Expenses                                        165,080

        Operating Income (Loss)                                              36
                                                                   ------------

Legal and Professional Fees                                              44,909
Depreciation, Depletion and Amortization                                 31,158
Interest Expense                                                          1,008
                                                                   ------------

        Net Operating Income (Loss)                                     (77,039)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                         1,567
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                            1,567
                                                                   ------------


        Net Income (Loss) Before Income Taxes                           (78,606)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (78,606)
                                                                   ------------



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